UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Equitrans Midstream Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69978-P65824-Z81726 EQUITRANS MIDSTREAM CORPORATION ATTN: CORPORATE SECRETARY 2200 ENERGY DRIVE CANONSBURG, PA 15317 EQUITRANS MIDSTREAM CORPORATION 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET at www.ProxyVote.com You invested in EQUITRANS MIDSTREAM CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 26, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of proxy materials by submitting a request prior to April 12, 2022. You will not otherwise receive a paper or emailed copy of the proxy materials. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card. To view the Notice and Proxy Statement and Annual Report and to vote before the Annual Meeting please visit www.ProxyVote.com. Vote Virtually at the Meeting* April 26, 2022 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ETRN2022

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D69979-P65824-Z81726 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the complete proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of eight directors, each for a one-year term expiring at the 2023 annual meeting of shareholders. Nominees: 1c. Kenneth M. Burke 1a. Vicky A. Bailey 1d. Patricia K. Collawn 1b. Sarah M. Barpoulis 1e. Thomas F. Karam 1f. D. Mark Leland 1g. Norman J. Szydlowski 1h. Robert F. Vagt 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2021 (Say-on-Pay). 3. Approval of the Equitrans Midstream Corporation Employee Stock Purchase Plan. 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022. For For For For For For For For For For For NOTE: In their discretion, the proxies are authorized, in accordance with their best judgment, to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.